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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


        Date of Report (date of earliest event reported): AUGUST 9, 2006


                                LIBERTY MEDIA LLC
             (Exact name of registrant as specified in its charter)


           DELAWARE                      000-16615               20-52722970
(State or other jurisdiction of         (Commission           (I.R.S. Employer
 incorporation or organization)         File Number)         Identification No.)


                               12300 LIBERTY BLVD.
                            ENGLEWOOD, COLORADO 80112
              (Address of principal executive offices and zip code)


       Registrant's telephone number, including area code: (720) 875-5400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On August 9, 2006, Liberty Media Corporation ("LMC"), the parent company of Liberty Media LLC ("Liberty LLC") issued a press release (the "Press Release") setting forth information, including financial information regarding certain of its privately held assets for the quarter ended June 30, 2006. The financial results of LMC are substantially the same as the financial results of Liberty LLC. The information in the Press Release supplements the financial statements and related Management's Discussion and Analysis of Financial Condition and Results of Operations contained in Liberty LLC's Quarterly Report on Form 10-Q for the quarter ended June 30, 2006, which was filed with the Securities and Exchange Commission (the "SEC") on August 9, 2006. The information included in the Press Release is not meant to serve as a release of financial results of LMC or Liberty LLC.

This Form 8-K and the Press Release attached hereto as Exhibit 99.1, insofar as they disclose historical information regarding Liberty LLC's results of operations or financial condition for the quarter ended June 30, 2006, are being furnished to the SEC under Item 2.02 of Form 8-K.



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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 9, 2006

                                        LIBERTY MEDIA LLC


                                        By: /s/ Mark E. Burton
                                            -----------------------------------
                                            Name:  Mark E. Burton
                                            Title: Vice President